Exhibit 10(a)

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in Post-Effective Amendment No. 12 to the Registration Statement (Form N-4 No. 333-141757) pertaining to Lincoln New York Account N for Variable Annuities, which is incorporated by reference into Post-Effective Amendment No. 13, and to the use therein of our reports dated (a) April 01, 2011, with respect to the financial statements of Lincoln Life & Annuity Company of New York and (b) April 6, 2011, with respect to the financial statements of Lincoln New York Account N for Variable Annuities.

                                                 /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
November 07, 2011